SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2010

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 21, 2010, Sigma-Aldrich issued a press release announcing its third quarter operating results for the period ended September 30, 2010. This press release and certain supplemental information are furnished as Exhibits 99.1 and 99.2, respectively.

Item 7.01	Regulation FD Disclosure.

On October 21, 2010, the Registrant issued a press release regarding the financial outlook for the third quarter ending September 30, 2010. This press release and certain supplemental information are furnished as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued October 21, 2010 - SIGMA-ALDRICH (NASDAQ:SIAL) REPORTS Q3 2010 DILUTED EPS OF $0.76. DILUTED EPS INCREASED BY 9% AND 19% ON A REPORTED AND ADJUSTED BASIS, RESPECTIVELY. Q3 SALES PERFORMANCE REMAINS STRONG; FULL YEAR 2010 DILUTED ADJUSTED EPS OUTLOOK RAISED TO $3.20-$3.28.

99.2	Certain supplemental information not included in the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2010

SIGMA-ALDRICH CORPORATION

By:	/s/ MICHAEL F. KANAN
Michael F. Kanan, Vice President and
Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued October 21, 2010 - SIGMA-ALDRICH (NASDAQ:SIAL) REPORTS Q3 2010 DILUTED EPS OF $0.76. DILUTED EPS INCREASED BY 9% AND 19% ON A REPORTED AND ADJUSTED BASIS, RESPECTIVELY. Q3 SALES PERFORMANCE REMAINS STRONG; FULL YEAR 2010 DILUTED ADJUSTED EPS OUTLOOK RAISED TO $3.20-$3.28.

99.2	Certain supplemental information not included in the press release.

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